THE KELLER MANUFACTURING COMPANY, INC.

                           CRAFTSMAN STOCK OPTION PLAN


     1. DEFINITIONS. The following terms, when capitalized herein, shall have the meanings specified in this Section:

          (a) "Board of Directors" or "Board" means the Board of Directors of Keller Mfg. Co., Inc.

          (b) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

          (c) "Committee" means the committee appointed by the Board of Directors, pursuant to Section 3(a), to administer this Plan.

          (d) "Common Shares" means the Common Shares of the Company.

          (e) "Company" means The Keller Manufacturing Company, Inc., an Indiana corporation.

          (f) "Director" means a member of the Board of Directors of the Company.

          (g) "Eligible Employee" means an Employee who has been employed with the Company or any Subsidiary for at least two (2) years prior to the date of grant of the Option.

          (h) "Employee" means an individual employed by the Company or any Subsidiary. A Director of the Company shall not be deemed to be employed by the Company solely as a result of his or her position as a Director.

          (i)  "Employer"   means,   collectively,   or  where  the  context  is
     appropriate, individually, the Company and/or any of its Subsidiaries.

          (j) "Expiration Date" means January 1, 2004.

          (k) "Fair Market Value" means the closing price of the Common Shares on the Over-the-Counter market, or as reported by the Nasdaq Stock Market or any national securities exchange on which Common Shares may be traded; provided, however, if the Common Shares are not so traded, "Fair Market Value" shall be determined by the Committee, or pursuant to rules established by the Committee, on a basis consistent with regulations under the Code.

          (l) "Option" means a right to purchase Common Shares granted pursuant to this Plan. All Options granted hereunder shall be non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

          (m) "Optionee" means a Person to whom an Option is granted under this Plan.


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          (n)  "Option  Agreement"  or  "Agreement"  means a written  instrument between the Company and a Participant evidencing an Option and prescribing the terms, conditions, and restrictions applicable to the Option.

          (o) "Plan" means this Keller Manufacturing Company, Inc. Craftsman Stock Option Plan.

          (p) "Retirement" means, with respect to an Employee, retirement from the Employer pursuant to the early or normal retirement provisions of any applicable retirement plan.

          (q) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission or any successor rule.

          (r) "Separation from Service" or "Separates from Service" means with respect to:

               (i) an Employee, any voluntary or involuntary termination of the Employee's employment with the Employer for any reason, including, but not limited to, death, disability or Retirement; provided, however, the term shall not include the transfer of an Employee's employment from the Company to any Subsidiary, from a Subsidiary to the Company or between Subsidiaries;

               (ii) Director, termination of service as a Director.

          (s) "Subsidiary" means a company (whether or not incorporated) 80% or more of the total combined voting power and 80% or more of the total value of which is owned directly or indirectly by the Company.

          (t) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2. PURPOSE. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing to all Employees of the Company and its Subsidiaries and to all Directors incentives that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in stockholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of all Employees and Directors upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

     3. ADMINISTRATION.

          (a) COMMITTEE. This Plan shall be administered by a Committee appointed by the Board of Directors, consisting of one Director and one manager of the Company.

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          (b) POWER AND AUTHORITY  The  Committee  shall have the full power and authority to take all actions and make all determinations required or provided for under this Plan; to interpret and construe the provisions of this Plan or any Option Agreement, which interpretation or construction shall be final, conclusive and binding on the Company, the Employer and the Optionee; and to take any and all other actions and make any and all other determinations not inconsistent with the specific terms and provisions of this Plan which the Committee deems necessary or appropriate in the administration of this Plan. The Committee may from time to time prescribe, amend and rescind rules and regulations applicable to this Plan.

          (b) ACTIONS AND DETERMINATIONS. All actions and determinations of the Committee shall be made by a unanimous affirmative vote, or by unanimous written consent. Each member of the Committee shall be entitled to vote on any matters affecting the administration of this Plan or the grant of any Options pursuant to this Plan; however, no member shall act upon the granting of an Option to himself or herself except pursuant to action taken by unanimous written consent.

     4. ELIGIBILITY. The Directors and Eligible Employees who shall be eligible to receive grants of Options pursuant to this Plan, and the bases on which Options may be granted each calendar year, are as follows:

                                                Shares/Year
                                                -----------
       Hourly Associates                            50
       Office Associates                            50
       Sales Associates                            100
       Salary Associates                           100
       Corporate Associates                        150
       Corporate Vice President Associates         250
       Plant Managers Associates                   250
       Board of Directors Associates               250
       Corporate President                         500
       Chief Executive Officer                     500
       Chairman of the Board                       500

An individual who is both a Director and an Employee shall be granted an option each calendar year based on his or her status as both a Director and as an Employee.

     5. SHARES. Options may be granted for the purchase of authorized but unissued, or reacquired, Common Shares. The total number of Common Shares with respect to which Options may be granted under this Plan shall not exceed in the aggregate 200,000 Common Shares, except as adjusted in accordance with the provisions set forth in Section 6(g). In the event any outstanding Option expires or is terminated in whole or in part for any reason prior to the Expiration Date, any Common Shares as to which the Option was not exercised may again be subject to an Option granted under this Plan. During the period that any Options granted under this Plan are outstanding, the Company shall reserve and keep available that number of Common Shares sufficient to satisfy all outstanding, unexercised Options.

     6. TERMS AND CONDITIONS OF OPTIONS. Subject to the terms and conditions set forth in this Plan, the Committee may grant Options to eligible individuals upon such terms and conditions as the Committee shall determine. The date on which the Committee approves the grant of an Option shall be considered the date on which the Option is granted. Options granted pursuant to this Plan shall be evidenced by an Option Agreement in such form, consistent with this Plan, as the Committee shall prescribe from time to time. The grant and exercise of Options also shall comply with and be subject to the following terms and conditions:

          (a) MEDIUM AND TIME OF PAYMENT.

               (i) In General. An Option may be exercised by delivery of payment for the Common Shares subject to the Option accompanied by a properly executed written notice of exercise in a form prescribed by the Committee. The notice of exercise shall specify the number of Common Shares with respect to which the Option is being exercised. The Committee may prescribe in the Option Agreement a minimum number of Common Shares with respect to which an Option may be exercised. Payment in full of the purchase price of the Common Shares for which an Option is exercised shall be made either (A) in cash or in cash equivalents; (B) if the Optionee can do so without violating Rule 16b-3 or Section 16(b) of the 1934 Act, through the tender to the Company of Common Shares or the withholding of Common Shares subject to the Option, which Common Shares shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their Fair Market Value on the date of exercise; or (C) by a combination of the methods prescribed in (A) and (B); provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement such limitations or prohibitions on the use of Common Shares to exercise Options as it deems appropriate. Any attempt to exercise an Option other than as set forth in this Section 6(a) shall be invalid and of no force or effect.

               (ii) Issuance of Certificates. Subject to Section 6(j), promptly after the exercise of an Option and the payment in full of the purchase price for the Common Shares, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing ownership of the Common Shares purchased.

          (b) NUMBER OF SHARES. The Option Agreement shall state the total number of Common Shares which may be purchased pursuant to the grant of the Option.

          (c) OPTION PRICE. The purchase price of each Common Share subject to an Option shall be fixed by the Committee at an amount not less than the Fair Market Value of a Common Share as of the close of business on the date of grant of the Option. The Option Agreement shall state the purchase price of the Common Shares subject to the Option.

          (d) TERM OF OPTIONS. Each Option granted under this Plan shall expire on the fourth anniversary of the date on which the Option was granted. The Option Agreement shall state the date of the grant of the Option.

          (e) TIME OF EXERCISE. The Committee may, in its discretion, provide in a Option Agreement that an Option granted under this Plan may not be exercised in whole or in part until the expiration of such period or periods of time, or the attainment of such objectives, as may be specified by the Committee; provided, however, that any limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option so as to accelerate the time in which the Option may be exercised to the extent permitted under Code Section 424(h). In no event, however shall an Option granted to an individual to whom Section 16(b) applies be exercised prior to the date which is six (6) months following the date of grant. Except as specifically restricted by the provisions of this Section 6(e) or by the Committee, any Option may be exercised in whole or in part at any time and from time to time during the period commencing with the date of grant and ending upon the expiration or termination of the Option.

          (f) SEPARATION FROM SERVICE.

               (i) In General. Except as otherwise provided herein, in the event an Optionee Separates from Service, all Options outstanding in the hands of the Optionee shall terminate immediately as to any unexercised portion thereof; provided however, that the Committee, in its discretion, subject to the provisions of Section 6(d), may permit an Optionee who has Separated from Service to exercise any unexercised Options at any time within three (3) months after the effective date of the Optionee's Separation from Service with respect to the Common Shares for which such Options could have been exercised (i) on the effective date of the Separation from Service, or (ii) during the three (3) month period following that effective date. If an Optionee Separates from Service due to Retirement or permanent and total disability (as defined in Code Section 22(e)(3)), the Optionee shall have the right, subject to the provisions of Section 6(d), to exercise the Option with respect to the Common Shares for which it could have been exercised on the effective date of the Separation from Service at any time within three months after a Separation from Service due to Retirement or at any time within twelve (12) months after a Separation from Service due to permanent and total disability.

               (ii) Death. In the event of the death of an Optionee while the Option remains exercisable under this Section 6(f) or other provisions of this Plan, the Optionee's personal representative shall have the right, subject to the provisions of Section 6(d), to exercise the Option with respect to the Common Shares for which it could have been exercised on the date of death, at any time within twelve (12) months after the date of death.

               (iii) Determinations. For purposes of this Plan, whether a termination of employment or service due to permanent and total disability, and whether an authorized leave of absence or absence on military or government service, shall be deemed to constitute Separation from Service shall be determined by the Committee, which determination shall be final, conclusive and binding.

          (g) RECAPITALIZATION. The aggregate number of Common Shares as to which Options may be granted under this Plan, the number of Common Shares covered by each outstanding Option, and the price per Common Share with respect to each outstanding Option, all shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend or other increase or decrease in the Common Shares effected without receipt of consideration by the Company. In the event that there shall be a capital reorganization or reclassification of the shares of the Company resulting in a substitution of other shares for the Common Shares, each outstanding Option shall be deemed to represent the right to acquire the number of substitute shares that would have been issued in exchange for the Common Shares then remaining under the Option if those Common Shares had been then issued and outstanding.

          (h) CHANGE OF CONTROL, DISSOLUTION AND LIQUIDATION.

               (i) Change of Control. For purposes of this Plan, "change of control event" shall be deemed to have occurred if:

                    (A) The Committee determines in its sole discretion that, by
               reason  of  an  agreement  of  merger,   consolidation  or  other
               reorganization to which the Company has become a party, the Company will not be in control of the surviving or resulting corporation;

                    (B) The Company shall become a party to an agreement providing for the sale by the Company of all or substantially all of the Company's assets to any Person;

                    (C) The Committee determines in its sole discretion that any
               Person has become or is anticipated to become the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the total combined voting power of the Company's then outstanding securities, the effect of which (as determined by the Committee in its sole discretion) is the acquisition of control of the Company; or

                    (D) During any period of two consecutive years,  individuals who, at the beginning of such period, constituted the Board of Directors cease, for any reason, to constitute at least a majority thereof, unless the election or nomination of election for each new Director was approved by the vote of at least two-thirds of the Directors in office at the beginning of the period.

               (ii) Effect of a Change of Control Event. Upon the occurrence of a change of control event, the Company shall provide written notice thereof (the "Change of Control Notice") to the Optionees. The Company shall have the right, but not the obligation, to terminate all outstanding Options as of the date described in the Change in Control Notice by including a statement to such effect in the Change of Control Notice. Upon delivery of the Change of Control Notice, and subject to Section 6(f), and regardless of whether the Company elects to terminate the outstanding Options, the Optionees shall have the right to immediately exercise all outstanding Options in full notwithstanding the terms and conditions set forth in this Plan or in any Notice of Option.

               (iii) Dissolution and Liquidation. In the event the Company adopts all necessary resolutions approving a plan to dissolve or liquidate the Company, the Company shall provide written notice thereof (the "Dissolution Notice") to the Optionees. Upon delivery of the Dissolution Notice, and subject to Section 6(d), the Optionees shall have the right to immediately exercise all outstanding Options notwithstanding the terms and conditions set forth in this Plan or in any Notice of Option. All unexercised Options outstanding immediately following the time specified for exercise in the Dissolution Notice shall terminate.

          (i) ASSIGNABILITY. No Option shall be assignable or transferable, except to the extent provided in Section 6(f) in the event of the death of an Optionee. During the lifetime of an Optionee, the Option shall be exercisable only by the individual to whom the Option was granted (or, in the event of the legal incapacity or incompetency of the Optionee, the Optionee's legal guardian or legal representative on behalf of the Optionee).

          (j) ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES LAWS.

               (i) Registration of Shares. Options shall not be exercisable unless the issuance of the Common Shares subject to the Options is the subject of an effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the issuance would be exempt from the registration requirements of the Securities Act of 1933, as amended.

               (ii) Compliance with Rule 16b-3. This Plan is intended to qualify for the exemption from the short-swing profits liability imposed by
          Section 16(b) under the 1934 Act provided by Rule 16b-3. To the extent any provision of this Plan or action by the Committee does not comply with the requirements of Rule 16b-3, that provision or action shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee.

          (k) RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to Common Shares subject to an Option until the date of issuance of a certificate or certificates to the Optionee and only after the Common Shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date a certificate is issued.

          (l) OTHER PROVISIONS. A Option Agreement issued pursuant to this Plan may contain such other provisions as the Committee shall deem advisable, provided that those provisions are not inconsistent with the terms of this Plan.

     7. TERM OF PLAN. This Plan shall become effective March _____, 1999. The Plan was approved by the Board of Directors on October 30, 1998. Unless terminated earlier by the Board of Directors pursuant to Section 8, this Plan shall terminate on the Expiration Date. No Option may be granted under this Plan after the Expiration Date; however, any option granted prior to the Expiration Date shall remain in effect until it is exercised or terminated by its own terms.

     8. AMENDMENT OF THE PLAN. The Board of Directors may from time to time, alter, amend, suspend or terminate this Plan with respect to any Common Shares as to which Options have not been granted; provided, however, that the Board of Directors may not, without further approval by the holders of a majority of the Common Shares represented at a duly convened shareholders' meeting, increase the maximum number of Common Shares as to which Options may be granted under this Plan or change the class of shares for which Options may be granted under this Plan.

     9. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Shares pursuant to Options granted under this Plan will be used for general corporate purposes.

     10. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option under this Plan shall impose no obligation upon the Optionee to exercise any such Option.

     11. NO OBLIGATION TO CONTINUE EMPLOYMENT OR SERVICE. Neither the adoption of this Plan nor the granting of an Option under this Plan shall impose any obligation on the Company to provide any specified amount of compensation to, or to continue the employment of or independent contractor relationship with, any Person.

     12. APPLICABILITY OF AMENDMENTS. Without the express written consent of the Company and the Optionee, no amendment, suspension or termination of this Plan shall alter, impair or otherwise affect any rights or obligations of the Company or an Optionee with respect to any Option previously granted to the Optionee.

     13. WITHHOLDINGS. The Committee shall have the right to require an Optionee to remit to the Company amounts sufficient to satisfy any federal, state or local income, employment or other tax withholding requirements at such times as the Company deems necessary or appropriate for compliance with law. The Committee may provide in an Option Agreement that tax withholding requirements may be satisfied by an election of the Optionee to (i) tender to the Company of Common Shares, (ii) authorize the withholding of Common Shares subject to the Option if the Optionee can do so without violating Rule 16b-3 or Section 16(b) of the Securities Exchange Act of 1934, as amended, or (iii) any other arrangement satisfactory to the Committee with regard to such taxes; provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of Common Shares to exercise Options as it deems appropriate.